THE AMERICAN TRUST ALLEGIANCE FUND

Series of Advisors Series Trust

Supplement dated November 1, 2006 to the
Prospectus dated June 28, 2006

Effective August 30, 2006, Mr. Carey Callaghan will serve as Co-Manager of the Fund with Mr. Paul H. Collins. Please insert the following paragraph in the “Investment Advisor” section on page 10 of the Prospectus:

Carey Callaghan is Co-Manager of the Fund’s portfolio. He joined the American Trust Company as Chief Investment Officer on August 30, 2006. Prior to joining American Trust, he held a series of analytical and management positions at Goldman Sachs from 1995 to August 2006, and was with Lehman Brothers as an analyst from 1987 to 1995. Mr. Callaghan graduated from Dartmouth College in 1983 with a major in economics and environmental studies and received an M.B.A. in 1988 from Columbia Business School.

Please retain this Supplement with your Prospectus for future reference.